SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 19, 2000
(Date of earliest event reported)

Old Kent Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-14591 (Commission File Number)	38-1986608 (IRS Employer Identification No.)

111 Lyon Street, N.W. Grand Rapids, Michigan (Address of Principal Executive Offices)		49503 (Zip Code)

Registrant's telephone number,
including area code: (616) 771-5000

Item 5.          Other Events.

                    On June 19, 2000, Old Kent Financial Corporation, ("Old Kent") declared a 5% stock dividend payable July 14, 2000 to shareholders of record on June 30, 2000.

                    A copy of a Press Release, dated June 19, 2000, issued by Old Kent relating to the stock dividend is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.          Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:

99.1 Old Kent Press Release dated June 19, 2000.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 21, 2000	OLD KENT FINANCIAL CORPORATION} (Registrant) By: /s/ Albert T. Potas Albert T. Potas Its Senior Vice President

EXHIBIT INDEX

Exhibit Number	Document

99.1	Old Kent Press Release dated June 19, 2000.